UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015 (March 16, 2015)

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2015 (the “Form 8-K”), as amended pursuant to that certain Current Report on Form 8-K/A filed with the SEC on April 14, 2015 (the “Form 8-K/A No.1”), is being filed by HealthStream, Inc. (the “Company”) solely to replace the consent of Lattimore, Black, Morgan & Cain, PC, filed as Exhibit 23.1 to the Form 8-K/A No.1, to include a reference to the Company’s registration statement on Form S-3. Other than noted above, this Amendment No. 2 does not amend or modify any other items in the Form 8-K or Form 8-K/A No.1, respectively, or any of the other exhibits included as part of the Form 8-K or Form 8-K/A No.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1*	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of HealthLine Systems, Inc..

99.1**	Audited Consolidated Financial Statements of HealthLine Systems, Inc. as of and for the years ended December 31, 2014 and 2013.

99.2**	Unaudited pro forma combined condensed financial information of the Company and HealthLine Systems, Inc. as of and for the year ended December 31, 2014.

*	Filed herewith
**	Previously filed with the Form 8-K/A No.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Gerard M. Hayden
Gerard M. Hayden
Chief Financial Officer
May 18, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

23.1*	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of HealthLine Systems, Inc.

99.1**	Audited Consolidated Financial Statements of HealthLine Systems, Inc. as of and for the years ended December 31, 2014 and 2013.

99.2**	Unaudited pro forma combined condensed financial information of the Company and HealthLine Systems, Inc. as of and for the year ended December 31, 2014.

*	Filed herewith
**	Previously filed with the Form 8-K/A No.1

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